SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 15, 2007

                               CIRRUS LOGIC, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                           0-17795               77-0024818
-------------------------------          ------------        -------------------
(State or Other Jurisdiction of          (Commission           (IRS Employer
 Incorporation or Organization)          File Number)        Identification No.)


     2901 Via Fortuna, Austin, TX                  78746
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(Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing
                Rule or Standard; Transfer of Listing.

         On February 13, 2007, Cirrus Logic, Inc. (the "Company") received a NASDAQ Staff Determination letter indicating that the Company is not in compliance with the requirements for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14) because it has not timely filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended December 30, 2006. As previously announced, the Nasdaq Listing Qualifications Panel has granted the company an extension to file any delinquent periodic reports, and any required restatements, by April 18, 2007, thereby allowing shares of the company's common stock to continue to be listed on the Nasdaq Global Select Market.

         A copy of the Company's February 15, 2007 press release announcing the Company's receipt of this Staff Determination letter is attached hereto as
Exhibit 99.1.

Item 9.01.     Finance Statements and Exhibits.

        (d)    Exhibits.

        99.1   Text of Cirrus Logic, Inc. press release dated February 15, 2007.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CIRRUS LOGIC, INC.


Date:  February 15, 2007                By:     /s/ Thurman K. Case
                                                --------------------------------
                                        Name:   Thurman K. Case
                                        Title:  Chief Financial Officer

                                  Exhibit Index

Exhibit Number          Description
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     99.1               Cirrus Logic, Inc. press release dated February 15, 2007